UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2008

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14732	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

125 CambridgePark Drive
Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

                On January 30, 2008, AMAG Pharmaceuticals, Inc., or the Company, issued a press release announcing additional information from its clinical development program for ferumoxytol as an intravenous treatment of iron deficiency anemia in patients with chronic kidney disease.  The full text of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

                The Company will host a conference call on January 31, 2008 at 9:00 am ET to discuss this additional information. To access the conference call via telephone, please dial (877) 412-6083 from the United States or (706) 902-1303 for international access.  A telephone replay will be available from approximately 12:00 p.m. ET on January 31, 2008 through February 7, 2008.  To access a replay of the conference call, dial (800) 642-1687 from the United States or (706) 645-9291 for international access.  The passcode for both replay numbers is 33510553.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

                The Company hereby files the following exhibit:

                99.1                           Press Release dated January 30, 2008.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Joseph L. Farmer
Joseph L. Farmer
General Counsel and Vice
President of Legal Affairs

Date: January 30, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 30, 2008.